UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

SPLASH BEVERAGE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Flagler Drive Fort Lauderdale, Florida	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 648-7238

(Former name or former address, if changed since last report.): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SBEV	NYSE American LLC

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2026, Splash Beverage Group, Inc. (the “Company”) and Argent BioPharma Limited (ASX/LSE: RGT) (the “Licensor”) entered into an addendum (the “Addendum”) to that certain exclusive global license agreement for CannEpil®, dated July 6, 2026 (the “License Agreement”). Pursuant to the Addendum, the License Agreement was amended to: (i) expand the field of use under the License Agreement to include veterinary applications; (ii) provide for an amended royalty rate payable to the Licensor equal to 10% of Net Revenue (as defined in the License Agreement) attributable to veterinary applications and 15% of Net Revenue attributable to human applications; and (iii) extend various deadlines provided for under the License Agreement. The Company previously disclosed the License Agreement and filed a copy thereof as Exhibit 10.1 in the Company’s Current Report on Form 8-K filed on July 6, 2026.

The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the full text of the Addendum, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 29, 2026, Splash Beverage Group, Inc. issued a press release announcing that it has expanded its exclusive global license for CannEpil® with Argent BioPharma Limited (ASX/LSE: RGT) to include veterinary applications. A copy of the press release is furnished as Exhibit 99.1 of this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Addendum No. 1 to the Exclusive License Agreement, dated July 29, 2026, by and between the Company and Argent BioPharma Limited
99.1	Press Release dated July 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLASH BEVERAGE GROUP, INC.

Date: July 29, 2026	By:	/s/ Brady Cobb
	Name:	Brady Cobb
	Title:	Interim Chief Executive Officer